UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

Charlotte Russe Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27677	33-0724325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4645 Morena Boulevard, San Diego, California	92117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(858) 587-1500

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is a copy of the press release issued by Charlotte Russe Holding, Inc. on Thursday, October 21, 2004, describing its results of operations for the fourth quarter of fiscal 2004 ended September 25, 2004.

ITEM 9.01. FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Document Description
99.1	Press Release dated October 21, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

Dated: October 21, 2004	By:	/s/ DANIEL T. CARTER
Daniel T. Carter
Executive Vice President and
Chief Financial Officer